LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

LETTER TO SHAREHOLDERS AUGUST 1998

--------------------------------------------------------------------------------
                    Dear Shareholder:

We are pleased to report that the Fund gained 17.91% for the first half of the year, outperforming the Lipper General U.S. Stock Fund average return of 11.59%, the Lipper Growth Funds average return of 14.92%, and the S&P 500 return of 17.71%.

The wide divergence of performance over the past several years between large-capitalization stocks and small-capitalization stocks continued in 1998, with the S&P 500 large stock index outperforming the Russell 2000 small stock index by over 12%. This wide divergence in performance can best be explained by the capitalization-weighted structure of the major indexes. The 25 largest stocks in the S&P 500 represent over one-third of the capitalization weight of the index and account for 69% of the total return through mid-August. The top 5 largest stocks represent 29% of the total return. Only 20% of the DJIA stocks and 41% of the S&P 500 stocks were down through July. In contrast, a recent study by Merrill Lynch showed that 74% of all stocks are down 20% or more from their 52-week highs and 55% of all stocks are down over 30% from their 52-week highs. Based on these statistics, one could conclude that most stocks are not enjoying the same success as the major capitalization-weighted indexes.

Large growth stocks also outperformed large value stocks by over 8% during the first half of 1998. The divergence between growth stocks and value stocks can best be explained by the duration and strength of this long bull market. Investors are focusing on large, high quality stocks with a global business franchise that are typically not effected by a global economic slowdown.

The Fund's performance was enhanced by our philosophy of buying high quality mid- and large-capitalization growth stocks. Stock and sector selection were both additive to performance. Performance was enhanced by overweighting healthcare, technology, and consumer stocks, and underweighting economy sensitive sectors such as energy, producer durables and materials & processing.


MARKET REVIEW & OUTLOOK

While we believe that Federal Reserve policy will remain stable and inflation benign, we are concerned about the global economic slowdown resulting from the Asian crisis and its effect on corporate earnings. S&P 500 earnings growth peaked in the second quarter of 1995 above 20% and has decelerated over the last three years; growth was approximately 3.8% for the first quarter of 1998 and an estimated 3.3% for the second quarter of 1998. While some economists are forecasting a modest reacceleration in 1999, recent forecasts have been revised downward as the global economic environment continues to deteriorate. With price-earnings ratios at historically high levels, the lack of corporate earnings growth would not bode well for stock prices.

While we remain bullish on the long-term outlook for U.S. equities, we are concerned about the impact of a global economic slowdown on corporate earnings. Our philosophy, however, continues to focus on individual companies whose earnings are growing faster than the general market, with a leading industry position that we can purchase at a reasonable price.

                    Sincerely,

                    /s/ Louis A. Holland

                    Louis A. Holland
                    President

CHART:
               Growth Fund        S&P 500         Russell 1000 Growth
4/29/96        10000              10000           10000
6/30/96        10520              10297           10363
9/30/96        10910              10615           10737
12/31/96       11462              11500           11385
3/31/97        11329              11809           11447
6/30/97        13355              13870           13611
9/30/97        14210              14909           14635
12/31/97       14663              15337           14857
6/30/98        17290              18054           17885


--------------------------------------------------------------------------------

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF
ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of those companies within the 1,000 largest U.S. market capitalization companies with higher price-to-book and higher forecasted earning growth rates.

RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

--------------------------------------------------------------------------------
        Average Annual Rate of Return for the Periods Ended June 30, 1998
                                     FISCAL YEAR-TO-DATE       1 YEAR       SINCE INCEPTION 4/29/96
      Lou Holland Growth Fund              17.91%              29.46%               28.70%
      S&P 500                              17.71%              30.16%               31.29%
      Russell 1000 Growth Index            20.38%              31.39%               30.72%
      Russell Mid-Cap Growth Index         11.87%              24.02%               18.42%

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS:
   Investments, at value
     (cost $5,284,543)                                                $7,449,127
   Receivable from Investment
     Manager                                                               4,508
   Deferred organization charges                                          43,404
   Dividends and interest receivable                                       8,532
   Other assets                                                           11,380
                                                                      ----------
   Total Assets                                                        7,516,951
                                                                      ----------

LIABILITIES:
   Payable for securities purchased                                       87,335
   Accrued expenses and other
     liabilities                                                          32,393
                                                                      ----------
   Total Liabilities                                                     119,728
                                                                      ----------

NET ASSETS                                                            $7,397,223
                                                                      ==========

NET ASSETS CONSIST OF:
   Capital stock                                                      $5,101,460
   Undistributed net investment
     income                                                                  549
   Undistributed net realized
     gain on investments                                                 130,630
   Net unrealized appreciation
     on investments                                                    2,164,584
                                                                      ----------
   Total Net Assets                                                   $7,397,223
                                                                      ==========

Shares outstanding (no par,
   unlimited shares authorized)                                          442,363

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                                                          $    16.72
                                                                      ==========


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME:
   Dividend income*                                                 $    32,593
   Interest income                                                        5,794
                                                                    -----------
   Total Investment Income                                               38,387
                                                                    -----------

EXPENSES:
   Investment management fee                                             27,080
   Administration fee                                                    14,480
   Shareholder servicing and
     accounting costs                                                    23,349
   Custody fees                                                           4,344
   Federal and state registration                                         3,620
   Professional fees                                                      9,774
   Amortization of deferred
     organization charges                                                 7,606
   Reports to shareholders                                                6,516
   Other                                                                  4,706
                                                                    -----------
   Total expenses before
     reimbursement                                                      101,475
   Less: Reimbursement from
     Investment Manager                                                 (58,465)
                                                                    -----------
   Net Expenses                                                          43,010
                                                                    -----------

NET INVESTMENT LOSS                                                      (4,623)
                                                                    -----------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on investments                                     143,114
   Change in unrealized appreciation
     on investments                                                     885,667
                                                                    -----------
   Net realized and unrealized gain
     on investments                                                   1,028,781
                                                                    -----------

NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                                                       $ 1,024,158
                                                                    ===========

* Net of foreign taxes withheld                                     $       699
                                                                    ===========

                     See notes to the financial statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                   SIX MONTHS
                                                        ENDED        YEAR ENDED
                                                JUNE 30, 1998 DECEMBER 31, 1997
                                                  -----------       -----------
                                                   (UNAUDITED)
OPERATIONS:
   Net investment income (loss)                   $    (4,623)      $       742
   Net realized gain on investments                   143,114            29,248
   Change in unrealized
     appreciation on investments                      885,667           944,164
                                                  -----------       -----------
   Net increase in net assets
     from operations                                1,024,158           974,154
                                                  -----------       -----------

DISTRIBUTIONS TO
   SHAREHOLDERS:
   From net investment income                            --             (12,160)
   From net realized gains                               --             (76,341)
                                                  -----------       -----------
                                                         --             (88,501)
                                                  -----------       -----------

CAPITAL SHARE
   TRANSACTIONS:
   Proceeds from shares sold                        1,383,785         1,781,372
   Shares issued to holders in
     reinvestment of dividends                           --              88,056
   Cost of shares redeemed                           (310,636)         (315,836)
                                                  -----------       -----------
   Net increase in net assets from
     capital share transactions                     1,073,149         1,553,592
                                                  -----------       -----------


TOTAL INCREASE IN
   NET ASSETS                                       2,097,307         2,439,245
                                                  -----------       -----------

NET ASSETS:
   Beginning of period                              5,299,916         2,860,671
                                                  -----------       -----------
   End of period                                  $ 7,397,223       $ 5,299,916
                                                  ===========       ===========

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                         88,871           139,462
   Shares issued to holders in
     reinvestment of dividends                           --               6,290
   Shares redeemed                                    (20,209)          (25,637)
                                                  -----------       -----------
   Net increase                                        68,662           120,115
                                                  ===========       ===========

                     See notes to the financial statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------------------------------
                                   GROWTH FUND
FINANCIAL HIGHLIGHTS
                                                 SIX MONTHS                           APRIL 29, 1996 (1)
                                                      ENDED          YEAR ENDED             THROUGH
                                                   JUNE 30,        DECEMBER 31,        DECEMBER 31,
                                                       1998                1997                1996
                                              -------------       -------------       -------------
                                                (UNAUDITED)
Per Share Data:

Net asset value, beginning of period          $       14.18       $       11.28       $       10.00
                                              -------------       -------------       -------------

Income from investment operations:
   Net investment income                               0.00                0.00(2)             0.00(3)
   Net realized and unrealized
     gains on investments                              2.54                3.14                1.46
                                              -------------       -------------       -------------
   Total from investment operations                    2.54                3.14                1.46
                                              -------------       -------------       -------------

Less distributions:
   Dividends from net
     investment income                                   --               (0.03)              (0.05)
   Dividends from capital gains                          --               (0.21)              (0.13)
                                              -------------       -------------       -------------
   Total distributions                                   --               (0.24)              (0.18)
                                              -------------       -------------       -------------

   Net asset value, end of period             $       16.72       $       14.18       $       11.28
                                              =============       =============       =============


Total return                                         17.91%(4)           27.92%              14.62%(4)

Supplemental data and ratios:
   Net assets, end of period                  $   7,397,223       $   5,299,916       $   2,860,671

   Ratios of expenses to average net assets
     Before expense reimbursement                     3.18%(5)            4.19%               6.50%(5)
     After expense reimbursement                      1.35%(5)            1.35%               1.35%(5)

   Ratio of net investment income (loss)
     to average net assets
     Before expense reimbursement                    (1.97)(5)           (2.83)%             (5.11)%(5)
     After expense reimbursement                     (0.14)(5)            0.02%               0.04%(5)

   Portfolio turnover rate                           11.36%              34.29%              30.48%

(1) Commencement of operations
(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(4) Not annualized.
(5) Annualized.

                     See notes to the financial statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

   SHARES                                     VALUE
---------                                   --------

            COMMON STOCKS - 95.1%
            AUTO & TRANSPORTATION - 1.0%
   1,100     Magna International, Inc. F  $   75,488
                                          ----------

            CONSUMER DISCRETIONARY - 11.2%
   1,175    American Management
             Systems, Inc. #                  35,177
   3,600    Carnival Corporation             142,650
   2,550    First Brands Corporation          65,344
   1,175    Home Depot, Inc.                  97,598
   2,000    Lowe's Companies, Inc.            81,125
   2,825    Service Corporation
             International                   121,122
   2,600    Stewart Enterprises, Inc.         69,225
   4,275    Sunglass Hut
             International, Inc. #            47,292
   2,250    Toll Brothers, Inc. #             64,547
   1,700    Wal-Mart Stores, Inc.            103,275
                                          ----------
                                             827,355
                                          ----------

            CONSUMER STAPLES - 15.8%
   1,225    Albertson's Inc.                  63,470
   1,150    Clorox Company                   109,681
     875    Colgate-Palmolive Company         77,000
   1,850    CVS Corporation                   72,034
   2,600    Gillette Company                 147,387
   1,200    International Flavors
             & Fragrances, Inc.               52,125
   1,975    PepsiCo, Inc.                     81,345
   4,700    Philip Morris Companies, Inc.    185,062
   1,300    Procter & Gamble Company         118,381
   2,800    Safeway Inc. #                   113,925
   3,525    Walgreen Company                 145,627
                                          ----------
                                           1,166,037
                                          ----------

   SHARES                                     VALUE
---------                                   --------

            FINANCIAL SERVICES - 13.9%
   1,125    American International
             Group, Inc.                  $  164,250
   1,725    Automatic Data
             Processing, Inc.                125,709
   2,437    Concord EFS, Inc. #               63,667
   2,150    Fannie Mae                       130,612
   1,650    Federal Home Loan
             Mortgage Corporation             77,653
     700    First Chicago NBD
             Corporation                      62,038
   1,600    MBIA, Inc.                       119,800
   1,725    MGIC Investment Corporation       98,433
     950    Northern Trust Corporation        72,438
   3,150    Norwest Corporation              117,731
                                          ----------
                                           1,032,331
                                          ----------

            HEALTH CARE - 23.9%
   2,400    Abbott Laboratories               98,100
   1,275    Elan Corporation PLC ADR #        81,998
   1,275    Eli Lilly and Company             84,230
     500    Guidant Corporation               35,656
   1,825    Johnson & Johnson                134,594
   2,500    Medtronic, Inc.                  159,375
   1,050    Merck & Co., Inc.                140,437
   1,300    Novartis AG ADR                  108,161
   1,950    Pfizer, Inc.                     211,941
   1,475    Pharmacia & Upjohn, Inc.          68,034
     500    R.P. Scherer Corporation #        44,313
   1,650    Schering-Plough Corporation      151,181
   2,050    Smithkline Beecham PLC ADR       124,025
   2,400    Sola International, Inc. #        78,450
   1,500    United HealthCare Corporation     95,250
   2,175    Warner-Lambert Company           150,891
                                          ----------
                                           1,766,636
                                          ----------

                     See notes to the financial statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

   SHARES                                      VALUE
---------                                   --------

            INTEGRATED OILS - 3.4%
   1,100    Amoco Corporation               $ 45,788
   1,400    Enron Corporation                 75,688
     800    Mobil Corporation                 61,300
   1,200    Royal Dutch Petroleum
             Company ADR                      65,775
                                            --------
                                             248,551
                                            --------

            MATERIALS & PROCESSING - 2.6%
   2,000    Jacobs Engineering Group, Inc. #  64,250
   1,350    Kimberly-Clark Corporation        61,931
   1,725    Valspar Corporation               68,353
                                            --------
                                             194,534
                                            --------

            OTHER - 3.2%
   2,600    General Electric Company         236,600
                                            --------

            OTHER ENERGY- 1.7%
   1,800    Schlumberger Limited             122,962
                                            --------

            PRODUCER DURABLES - 0.8%
   1,200    Grainger (W.W.), Inc.             59,775
                                            --------

            TECHNOLOGY - 16.1%
     950    Affiliated Computer
             Services, Inc.- Class A #        36,575
   1,125    CISCO Systems, Inc. #            103,570
   3,400    Danka Business Systems
              PLC, ADR                        40,163
   1,850    EMC Corporation #                 82,903
   1,900    Hewlett-Packard Company          113,763
   2,000    Intel Corporation                148,250
     750    International Business
             Machines Corporation             86,109
   1,800    Lucent Technologies, Inc.        149,737
   1,200    Microsoft Corporation #          130,050
   1,350    Network Associates, Inc. #        64,631
   3,875    Oracle Corporation #              95,180


   SHARES                                     VALUE
---------                                  --------

            TECHNOLOGY (CONTINUED)
   3,300    Telefonaktiebolaget
             LM Ericsson- ADR            $   94,463
   1,600    3Com Corporation #               49,100
                                        -----------
                                          1,194,494
                                        -----------

            UTILITIES - 1.5%
   2,000    GTE Corporation                 111,250
                                        -----------
            Total common stocks
             (cost $4,871,429)            7,036,013
                                        -----------

PRINCIPAL
   AMOUNT                                     VALUE
---------                                  --------

            SHORT-TERM
             INVESTMENTS - 5.6%
            VARIABLE RATE
             DEMAND NOTES - 5.6%
$119,739    General Mills, Inc.             119,739
 159,556    Johnson Controls, Inc.          159,556
 133,819    Pitney Bowes, Inc.              133,819
                                        -----------
            Total variable rate demand
             notes (cost $413,114)          413,114
                                        -----------

            Total investments - 100.7%
             (cost $5,284,543)            7,449,127
                                        -----------

            Liabilities in excess
             of other assets - (0.7%)       (51,904)
                                        -----------

            TOTAL NET ASSETS -
            100.0%                       $7,397,223
                                        ===========

 #  Non-income producing security.
F   Foreign security.

                     See notes to the financial statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Lou Holland Trust (the "Trust") was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principle investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996.

The costs incurred in connection with the organization, initial registration and public offering of shares aggregated $76,688. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

--------------------------------------------------------------------------------
2. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended June 30, 1998, were $1,406,870 and $700,114, respectively. There were no purchases or sales of long-term U.S. Government securities.

At June 30, 1998, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                              $2,455,829
(Depreciation)                              (124,586)
                                          ----------
Net appreciation on investments           $2,331,243
                                          ==========

At the close of business on May 2, 1996, the partners of The Holland
Fund, L.P. transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $243,721 of unrealized appreciation for tax purposes. As of June 30, 1998, the Fund realized $66,300 of the appreciation.

At June 30, 1998, the cost of investments for federal income tax purposes was $5,117,884.

--------------------------------------------------------------------------------
3. AGREEMENTS
The Fund has entered into an Investment Management and Administration Agreement with Holland Capital Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

The Investment Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees.

HCM Investments, Inc. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland Capital Management, L.P. and President, Treasurer, and Director, HCM Investments, Inc.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LESTER H. MCKEEVER, JR., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management Consultants

KENNETH R. MEYER, Trustee
President and Managing Partner
Lincoln Capital Management Company

JOHN D. MABIE, Trustee
President, Mid-Continent Capital


MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Trust Company
Mutual Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson
Washington, D.C.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1998